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                                                           Exhibit 99.B(g)(1)(i)
                                                           Exhibit 99.B(g)(2)(i)
                                                          Exhibit 99.B(h)(15)(i)

[ING FUNDS LOGO]

April 28, 2006

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio and ING Franklin Income Portfolio, three newly established series of ING Investors Trust, and ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio, two newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 11, 2006.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio, ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund, ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, ING VP Strategic Allocation Balanced Portfolio to ING VP Strategic Allocation Moderate Portfolio and ING VP Strategic Allocation Income Portfolio to ING VP Strategic Allocation Conservative Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                       Sincerely,

                                       /s/ Todd Modic
                                       Todd Modic
                                       Senior Vice President
                                       ING Investors Trust
                                       ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       --------------------------------------------

  7337 E. Doubletree Ranch Rd.     Tel: 480-477-3000         ING Investors Trust
  Scottsdale, AZ 85258-2034        Fax: 480-477-2700          ING Partners, Inc.
                                   www.ingfunds.com

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Name:  Edward G. McGann
       ---------------------------
Title: Managing Director, Duly Authorized
       ----------------------------------

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                                AMENDED EXHIBIT A

FUND                                                                      EFFECTIVE DATE
----                                                                      --------------
ING CORPORATE LEADERS TRUST FUND
    ING Corporate Leaders Trust - Series A                                 May 17, 2004
    ING Corporate Leaders Trust - Series B                                 May 17, 2004

ING EQUITY TRUST
    ING Convertible Fund                                                   June 9, 2003
    ING Disciplined LargeCap Fund                                          June 9, 2003
    ING Financial Services Fund                                            June 9, 2003
    ING Fundamental Research Fund                                       December 28, 2005
    ING LargeCap Growth Fund                                               June 9, 2003
    ING LargeCap Value Fund                                              February 1, 2004
    ING MidCap Opportunities Fund                                          June 9, 2003
    ING MidCap Value Choice Fund                                         February 1, 2005
    ING MidCap Value Fund                                                  June 9, 2003
    ING Opportunistic LargeCap Fund                                     December 28, 2005
    ING Principal Protection Fund                                          June 2, 2003
    ING Principal Protection Fund II                                       June 2, 2003
    ING Principal Protection Fund III                                      June 2, 2003
    ING Principal Protection Fund IV                                       June 2, 2003
    ING Principal Protection Fund V                                        June 2, 2003
    ING Principal Protection Fund VI                                       June 2, 2003
    ING Principal Protection Fund VII                                      May 1, 2003
    ING Principal Protection Fund VIII                                   October 1, 2003
    ING Principal Protection Fund IX                                     February 2, 2004
    ING Principal Protection Fund X                                        May 3, 2004
    ING Principal Protection Fund XI                                     August 16, 2004
    ING Principal Protection Fund XII                                   November 15, 2004
    ING Principal Protection Fund XIII                                         TBD
    ING Principal Protection Fund XIV                                          TBD
    ING Real Estate Fund                                                   June 9, 2003
    ING SmallCap Opportunities Fund                                        June 9, 2003
    ING SmallCap Value Choice Fund                                       February 1, 2005
    ING SmallCap Value Fund                                                June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                         April 7, 2003
    ING GNMA Income Fund                                                  April 7, 2003
    ING High Yield Bond Fund                                              April 7, 2003
    ING Institutional Prime Money Market Fund                             July 29, 2005
    ING Intermediate Bond Fund                                            April 7, 2003
    ING National Tax-Exempt Bond Fund                                     April 7, 2003

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
ING GET FUND
    ING GET Fund - Series M                                               July 14, 2003
    ING GET Fund - Series N                                               July 14, 2003
    ING GET Fund - Series P                                               July 14, 2003
    ING GET Fund - Series Q                                               July 14, 2003
    ING GET Fund - Series R                                               July 14, 2003
    ING GET Fund - Series S                                               July 14, 2003
    ING GET Fund - Series T                                               July 14, 2003
    ING GET Fund - Series U                                               July 14, 2003
    ING GET Fund - Series V                                               March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                   March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                        October 27, 2005

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                                      June 9, 2003

ING INVESTORS TRUST
    ING AllianceBernstein Mid Cap Growth Portfolio                       January 6, 2003
    ING American Funds Growth Portfolio                                 September 2, 2003
    ING American Funds Growth-Income Portfolio                          September 2, 2003
    ING American Funds International Portfolio                          September 2, 2003
    ING Capital Guardian Small/Mid Cap Portfolio                         January 13, 2003
    ING Capital Guardian U.S. Equities Portfolio                         January 13, 2003
    ING Disciplined Small Cap Value Portfolio                             April 28, 2006
    ING Eagle Asset Capital Appreciation Portfolio                       January 6, 2003
    ING EquitiesPlus Portfolio                                            April 28, 2006
    ING Evergreen Health Sciences Portfolio                                May 3, 2004
    ING Evergreen Omega Portfolio                                          May 3, 2004
    ING FMR(SM) Diversified Mid Cap Portfolio                            January 6, 2003
    ING FMR(SM) Earnings Growth Portfolio                                 April 29, 2005
    ING Franklin Income Portfolio                                         April 28, 2006
    ING Global Real Estate Portfolio                                     January 3, 2006
    ING Global Resources Portfolio                                       January 13, 2003
    ING Goldman Sachs Tollkeeper(SM) Portfolio                           January 6, 2003
    ING International Portfolio                                          January 13, 2003
    ING Janus Contrarian Portfolio                                       January 13, 2003
    ING JPMorgan Emerging Markets Equity Portfolio                       January 13, 2003
    ING JPMorgan Small Cap Equity Portfolio                              January 13, 2003
    ING JPMorgan Value Opportunities Portfolio                            April 29, 2005
    ING Julius Baer Foreign Portfolio                                    January 13, 2003
    ING Legg Mason Partners All Cap Portfolio                            January 6, 2003
    ING Legg Mason Value Portfolio                                       January 13, 2003
    ING LifeStyle Aggressive Growth Portfolio                              May 1, 2004
    ING LifeStyle Growth Portfolio                                         May 1, 2004

ING INVESTORS TRUST (CONTINUED)
    ING LifeStyle Moderate Growth Portfolio                                May 1, 2004
    ING LifeStyle Moderate Portfolio                                       May 1, 2004
    ING Limited Maturity Bond Portfolio                                  January 6, 2003
    ING Liquid Assets Portfolio                                          January 6, 2003
    ING Lord Abbett Affiliated Portfolio                                 January 6, 2003
    ING MarketPro Portfolio                                               August 1, 2005
    ING MarketStyle Growth Portfolio                                      August 1, 2005
    ING MarketStyle Moderate Growth Portfolio                             August 1, 2005
    ING MarketStyle Moderate Portfolio                                    August 1, 2005
    ING Marsico Growth Portfolio                                         January 13, 2003
    ING Marsico International Opportunities Portfolio                     April 29, 2005
    ING Mercury Large Cap Growth Portfolio                               January 6, 2003
    ING Mercury Large Cap Value Portfolio                                January 6, 2003
    ING MFS Mid Cap Growth Portfolio                                     January 13, 2003
    ING MFS Total Return Portfolio                                       January 13, 2003
    ING MFS Utilities Portfolio                                           April 29, 2005
    ING Oppenheimer Main Street Portfolio(R)                             January 13, 2003
    ING PIMCO Core Bond Portfolio                                        January 13, 2003
    ING PIMCO High Yield Portfolio                                       November 5, 2003
    ING Pioneer Fund Portfolio                                            April 29, 2005
    ING Pioneer Mid Cap Value Portfolio                                   April 29, 2005
    ING Stock Index Portfolio                                            November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio                     January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                            January 13, 2003
    ING Templeton Global Growth Portfolio                                January 13, 2003
    ING UBS U.S. Allocation Portfolio                                    January 6, 2003
    ING Van Kampen Equity Growth Portfolio                               January 13, 2003
    ING Van Kampen Global Franchise Portfolio                            January 13, 2003
    ING Van Kampen Growth and Income Portfolio                           January 13, 2003
    ING Van Kampen Real Estate Portfolio                                 January 13, 2003
    ING VP Index Plus International Equity Portfolio                      July 29, 2005
    ING Wells Fargo Mid Cap Disciplined Portfolio                        January 6, 2003
    ING Wells Fargo Small Cap Disciplined Portfolio                     November 30, 2005

ING MAYFLOWER TRUST
    ING International Value Fund                                         November 3, 2003

ING MUTUAL FUNDS
    ING Diversified International Fund                                   December 7, 2005
    ING Emerging Countries Fund                                          November 3, 2003
    ING Emerging Markets Fixed Income Fund                               December 7, 2005
    ING Foreign Fund                                                       July 1, 2003
    ING Global Equity Dividend Fund                                     September 2, 2003
    ING Global Real Estate Fund                                          November 3, 2003
    ING Global Value Choice Fund                                         November 3, 2003

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
ING MUTUAL FUNDS (CONTINUED)
    ING Greater China Fund                                               December 7, 2005
    ING Index Plus International Equity Fund                             December 7, 2005
    ING International Capital Appreciation Fund                          December 7, 2005
    ING International Fund                                               November 3, 2003
    ING International Real Estate Fund                                  February 28, 2006
    ING International SmallCap Fund                                      November 3, 2003
    ING International Value Choice Fund                                  February 1, 2005
    ING Precious Metals Fund                                             November 3, 2003
    ING Russia Fund                                                      November 3, 2003

ING PARTNERS, INC.
    ING American Century Large Company Value Portfolio                   January 10, 2005
    ING American Century Select Portfolio                                January 10, 2005
    ING American Century Small-Mid Cap Value Portfolio                   January 10, 2005
    ING Baron Asset Portfolio                                            December 7, 2005
    ING Baron Small Cap Growth Portfolio                                 January 10, 2005
    ING Columbia Small Cap Value II Portfolio                             April 28, 2006
    ING Davis Venture Value Portfolio                                    January 10, 2005
    ING Fidelity(R) VIP Contrafund(R) Portfolio                           November 15, 2004
    ING Fidelity(R) VIP Equity-Income Portfolio                          November 15, 2004
    ING Fidelity(R) VIP Growth Portfolio                                 November 15, 2004
    ING Fidelity(R) VIP Mid Cap Portfolio                                November 15, 2004
    ING Fundamental Research Portfolio                                   January 10, 2005
    ING Goldman Sachs(R) Capital Growth Portfolio                         January 10, 2005
    ING Goldman Sachs(R) Structured Equity Portfolio                      January 10, 2005
    ING JPMorgan International Portfolio                                 January 10, 2005
    ING JPMorgan Mid Cap Value Portfolio                                 January 10, 2005
    ING Legg Mason Partners Aggressive Growth Portfolio                  January 10, 2005
    ING Legg Mason Partners Large Cap Growth Portfolio                   January 10, 2005
    ING Lord Abbett U.S. Government Securities Portfolio                 December 7, 2005
    ING MFS Capital Opportunities Portfolio                              January 10, 2005
    ING Neuberger Berman Partners Portfolio                              December 7, 2005
    ING Neuberger Berman Regency Portfolio                               December 7, 2005
    ING OpCap Balanced Value Portfolio                                   January 10, 2005
    ING Oppenheimer Global Portfolio                                     January 10, 2005
    ING Oppenheimer Strategic Income Portfolio                           January 10, 2005
    ING PIMCO Total Return Portfolio                                     January 10, 2005
    ING Pioneer High Yield Portfolio                                     December 7, 2005
    ING Solution 2015 Portfolio                                           April 29, 2005
    ING Solution 2025 Portfolio                                           April 29, 2005
    ING Solution 2035 Portfolio                                           April 29, 2005
    ING Solution 2045 Portfolio                                           April 29, 2005
    ING Solution Income Portfolio                                         April 29, 2005
    ING T. Rowe Price Diversified Mid Cap Growth Portfolio               January 10, 2005

ING PARTNERS, INC. (CONTINUED)
    ING T. Rowe Price Growth Equity Portfolio                            January 10, 2005
    ING Templeton Foreign Equity Portfolio                              November 30, 2005
    ING UBS U.S. Large Cap Equity Portfolio                              January 10, 2005
    ING UBS U.S. Small Cap Growth Portfolio                               April 28, 2006
    ING Van Kampen Comstock Portfolio                                    January 10, 2005
    ING Van Kampen Equity and Income Portfolio                           January 10, 2005

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                                June 2, 2003
    ING 130/30 Fundamental Research Fund                                  April 11, 2006
    ING Aeltus Money Market Fund                                           June 2, 2003
    ING Balanced Fund                                                      June 2, 2003
    ING Classic Index Plus Fund                                            June 2, 2003
    ING Equity Income Fund                                                 June 9, 2003
    ING Global Science and Technology Fund                                 June 2, 2003
    ING Growth Fund                                                        June 9, 2003
    ING Index Plus LargeCap Fund                                           June 9, 2003
    ING Index Plus MidCap Fund                                             June 9, 2003
    ING Index Plus SmallCap Fund                                           June 9, 2003
    ING International Growth Fund                                        November 3, 2003
    ING Small Company Fund                                                 June 9, 2003
    ING Strategic Allocation Conservative Fund                             June 2, 2003
    ING Strategic Allocation Growth Fund                                   June 2, 2003
    ING Strategic Allocation Moderate Fund                                 June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Conservative Portfolio                     July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                           July 7, 2003
    ING VP Strategic Allocation Moderate Portfolio                         July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                                     July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                                June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                              September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                              December 12, 2003
    ING GET U.S. Core Portfolio - Series 4                                March 12, 2004
    ING GET U.S. Core Portfolio - Series 5                                June 11, 2004
    ING GET U.S. Core Portfolio - Series 6                              September 10, 2004
    ING GET U.S. Core Portfolio - Series 7                              December 10, 2004
    ING GET U.S. Core Portfolio - Series 8                                March 9, 2005
    ING GET U.S. Core Portfolio - Series 9                                 June 8, 2005
    ING GET U.S. Core Portfolio - Series 10                             September 7, 2005
    ING GET U.S. Core Portfolio - Series 11                              December 6, 2005

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
ING VARIABLE INSURANCE TRUST (CONTINUED)
    ING GET U.S. Core Portfolio - Series 12                               March 2, 2006
    ING VP Global Equity Dividend Portfolio                              November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Global Science and Technology Portfolio                         July 7, 2003
    ING VP Growth Portfolio                                                July 7, 2003
    ING VP Index Plus LargeCap Portfolio                                   July 7, 2003
    ING VP Index Plus MidCap Portfolio                                     July 7, 2003
    ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
    ING VP International Equity Portfolio                                November 3, 2003
    ING VP Small Company Portfolio                                         July 7, 2003
    ING VP Value Opportunity Portfolio                                     July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                                         October 6, 2003
    ING VP Financial Services Portfolio                                    May 1, 2004
    ING VP High Yield Bond Portfolio                                     October 6, 2003
    ING VP International Value Portfolio                                 November 3, 2003
    ING VP LargeCap Growth Portfolio                                     October 6, 2003
    ING VP MidCap Opportunities Portfolio                                October 6, 2003
    ING VP Real Estate Portfolio                                           May 1, 2004
    ING VP SmallCap Opportunities Portfolio                              October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                            July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                         July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                              July 7, 2003

ING VP NATURAL RESOURCES TRUST                                           October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                                       October 6, 2003
    The Bond Portfolio                                                   October 6, 2003
    The Money Market Portfolio                                           October 6, 2003
    The Stock Portfolio                                                  October 6, 2003

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